Exhibit 10.31

SYNOTHERM

SYNOTHERM

SYNOTHERM corporation

M3-3 National High-tech Industrial Development Zone Changsha, Hunan, P. R. China 410013

Tel: 86-731-8803398 8803368 8803358 Fax: 86-731-8803318 E-mail: slf@synotherm.corn

Dec 16, 2008

Certificate

To whom it may concern,

This is to certify that the Sales Agency Agreement (No. SAA0712) signed between SPHERIC TECHNOLGIES, INC. and SYNOTHERM CORPORATION (previously named CHANGSHA SYNO-THERM CO., LTD) is still valid until Dec.14, 2010.

HU PENG

Vice President
SYNOTHERM CORPORATION